SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT - August 14, 2002
                        (Date of Earliest Event Reported)



                             AIRCRAFT FINANCE TRUST
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                          Commission File No. 333-82153

                  Delaware                                   51-6512392
          ------------------------                       -------------------
          (State of Incorporation)                        (I.R.S. Employer
                                                         Identification No.)



1100 North Market Street, Rodney Square North,
             Wilmington, DE 19890                               19890
----------------------------------------------                 --------
            (Address of principal                              Zip Code
              executive offices)

--------------------------------------------------------------------------------

       Registrant's telephone number, including area code: (302) 651-1000

                        This document consists of 9 pages

Item 9.  Regulation FD Disclosure.

         On August 14, 2002, the Registrant filed its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 with the U.S. Securities and Exchange Commission, and such report was accompanied by the following certifications required by 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002:


         Aircraft Finance Trust ("AFT") is a special purpose vehicle that does not employ and has not employed any individual as a chief executive officer or chief financial officer and does not have and has not had any employees or officers since its inception. For executive management functions AFT has retained and relies upon its third party aircraft servicer, administrative agent and capital markets advisor. These third party service providers are required to perform such executive management functions in accordance with the requirements of the servicing agreement, administrative agency agreement and capital markets advisory agreement, respectively. With respect to the information contained in the Report, information regarding the aircraft, the leases and the lessees is provided by the servicer pursuant to the servicing agreement. The capital markets advisor provides information to AFT, for purposes of inclusion in the report, with respect to the fair market value of interest swaps entered into by AFT and the Class A-1, Class A-2, Class B, Class C and Class D Notes (as such terms are defined in AFT's Trust Indenture dated as of May 5, 1999) pursuant to the capital markets advisory agreement. Pursuant to the administrative agency agreement, the administrative agent uses the information provided by the servicer and the capital markets advisor and other information the administrative agent acquires in the performance of its services to AFT, to prepare all disclosure (including the Report) required to be filed with the SEC.

         Having regard to AFT's operating procedures discussed above, the undersigned, a controlling trustee, certifies pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002 that, to my knowledge, which is based upon, among other things, a review of the Report, the information provided by the servicer, the administrative agent and the capital markets advisor, and discussions and meetings with the other members of AFT's board and the servicer, administrative agent and capital markets advisor, (i) the information contained in the Report fully complies with the requirements of
Section 13(d) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and (ii) such information fairly presents, in all material respects, the financial condition and results of operations of AFT and its subsidiaries.

                      (signature appears on the next page)

                                              /s/Richard E. Cavanagh
                                              -------------------------------
                                              Richard E. Cavanagh
                                              Independent Controlling Trustee
                                              August 14, 2002

         Aircraft Finance Trust ("AFT") is a special purpose vehicle that does not employ and has not employed any individual as a chief executive officer or chief financial officer and does not have and has not had any employees or officers since its inception. For executive management functions AFT has retained and relies upon its third party aircraft servicer, administrative agent and capital markets advisor. These third party service providers are required to perform such executive management functions in accordance with the requirements of the servicing agreement, administrative agency agreement and capital markets advisory agreement, respectively. With respect to the information contained in the Report, information regarding the aircraft, the leases and the lessees is provided by the servicer pursuant to the servicing agreement. The capital markets advisor provides information to AFT, for purposes of inclusion in the report, with respect to the fair market value of interest swaps entered into by AFT and the Class A-1, Class A-2, Class B, Class C and Class D Notes (as such terms are defined in AFT's Trust Indenture dated as of May 5, 1999) pursuant to the capital markets advisory agreement. Pursuant to the administrative agency agreement, the administrative agent uses the information provided by the servicer and the capital markets advisor and other information the administrative agent acquires in the performance of its services to AFT, to prepare all disclosure (including the Report) required to be filed with the SEC.

         Having regard to AFT's operating procedures discussed above, the undersigned, a controlling trustee, certifies pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002 that, to my knowledge, which is based upon, among other things, a review of the Report, the information provided by the servicer, the administrative agent and the capital markets advisor, and discussions and meetings with the other members of AFT's board and the servicer, administrative agent and capital markets advisor, (i) the information contained in the Report fully complies with the requirements of
Section 13(d) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and (ii) such information fairly presents, in all material respects, the financial condition and results of operations of AFT and its subsidiaries.

                      (signature appears on the next page)

                                              /s/David H. Treitel
                                              -------------------------------
                                              David H. Treitel
                                              Independent Controlling Trustee
                                              August 14, 2002

         Aircraft Finance Trust ("AFT") is a special purpose vehicle that does not employ and has not employed any individual as a chief executive officer or chief financial officer and does not have and has not had any employees or officers since its inception. For executive management functions AFT has retained and relies upon its third party aircraft servicer, administrative agent and capital markets advisor. These third party service providers are required to perform such executive management functions in accordance with the requirements of the servicing agreement, administrative agency agreement and capital markets advisory agreement, respectively. With respect to the information contained in the Report, information regarding the aircraft, the leases and the lessees is provided by the servicer pursuant to the servicing agreement. The capital markets advisor provides information to AFT, for purposes of inclusion in the report, with respect to the fair market value of interest swaps entered into by AFT and the Class A-1, Class A-2, Class B, Class C and Class D Notes (as such terms are defined in AFT's Trust Indenture dated as of May 5, 1999) pursuant to the capital markets advisory agreement. Pursuant to the administrative agency agreement, the administrative agent uses the information provided by the servicer and the capital markets advisor and other information the administrative agent acquires in the performance of its services to AFT, to prepare all disclosure (including the Report) required to be filed with the SEC.

         Having regard to AFT's operating procedures discussed above, the undersigned, a controlling trustee, certifies pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002 that, to my knowledge, which is based upon, among other things, a review of the Report, the information provided by the servicer, the administrative agent and the capital markets advisor, and discussions and meetings with the other members of AFT's board and the servicer, administrative agent and capital markets advisor, (i) the information contained in the Report fully complies with the requirements of
Section 13(d) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and (ii) such information fairly presents, in all material respects, the financial condition and results of operations of AFT and its subsidiaries.

                      (signature appears on the next page)

                                              /s/Donald G. Butler
                                              -------------------------------
                                              Donald G. Butler
                                              Equity and Controlling Trustee
                                              August 14, 2002

Limitation on Incorporation by Reference.

         In accordance with general instruction B.2 of Form 8-K, the information in this report is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 14, 2002



                                          By: /s/ DAVID H. TREITEL
                                              -------------------------------
                                              David H. Treitel
                                              Independent Controlling Trustee